UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 7, 2023

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 7, 2023, Fidelity National Information Services, Inc. issued a press release announcing financial results for the three and nine months ended September 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Worldpay Merchant Solutions Business

On July 5, 2023, Fidelity National Services, Inc. (“FIS” or the “Company”) signed a definitive agreement to sell a 55% equity interest in its Worldpay Merchant Solutions business to private equity funds managed by GTCR, LLC ("GTCR"). FIS will retain a non-controlling 45% ownership interest in a new standalone joint venture. The transaction is expected to close by the first quarter of 2024, subject to regulatory approvals and other customary closing conditions. Following the closing of this transaction, FIS' ownership interest in Worldpay is expected to be reported as equity method investment earnings.

Supplemental Financial Data

The planned disposition represents a strategic shift that will have a major impact on the Company’s operations and financial results; accordingly, beginning in the third quarter 2023, the operating results of the Worldpay Merchant Solutions business have been reflected as discontinued operations in accordance with generally accepted accounting principles (GAAP) for all periods presented.

Therefore, the Company has recast quarterly supplemental information for 2023 and 2022 to reflect the Company’s operating performance under this new basis of presentation. Attached as Exhibit 99.2 are recast quarterly GAAP results for these periods as well as certain supplemental non-GAAP financial information, including adjusted EBITDA, adjusted net earnings and adjusted net earnings per share, and the associated reconciliations of these non-GAAP measures to related GAAP measures. This Current Report on Form 8-K does not revise the Company’s previously reported consolidated financial statements for any period.

The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated November 7, 2023, announcing financial results for the three and nine months ended September 30, 2023.
99.2	Recast quarterly financial information for 2023 and 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: November 7, 2023	By:	/s/ James Kehoe
		Name:	James Kehoe
		Title:	Chief Financial Officer

Fidelity National Information Services, Inc.
Date: November 7, 2023	By:	/s/ Christopher Thompson
		Name:	Christopher Thompson
		Title:	Chief Accounting Officer